Exhibit 10.3

CONSENT AGREEMENT

THIS CONSENT AGREEMENT, dated as of November 3, 2017 (this “Agreement”), is with respect to the Amended and Restated Credit Agreement, dated as of March 6, 2015 (the “Credit Agreement”) among Portland General Electric Company (the “Borrower”), the financial institutions from time to time parties thereto as lenders (collectively, together with their respective successors and assigns, the “Lenders”) and Wells Fargo Bank, National Association, as administrative agent for the Lenders (in such capacity, the “Agent”). Capitalized terms used but not otherwise defined herein have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, the parties hereto desire to extend the Scheduled Termination Date as provided herein.

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1    Consent. The Required Lenders hereby agree to waive the timing requirements set forth in Section 2.18 of the Credit Agreement for the submission of an Extension Request. The consent contained herein is a one-time consent and is expressly limited to the purposes and matters set forth herein. Nothing contained herein shall constitute a waiver or modification of any other rights or remedies the Agent or any Lender may have under any Loan Document or applicable law. The Credit Agreement shall remain in full force and effect according to its terms (as modified by this letter).

SECTION 2    Extension. The Borrower has requested that the Scheduled Termination Date for each Lender be extended for one additional year to November 14, 2021. By executing this Agreement, each Lender agrees to extend its Scheduled Termination Date to November 14, 2021.

SECTION 3    Representations and Warranties; No Conflicts.

3.1    Representations and Warranties of all Parties. Each party hereto represents and warrants that (a) it has taken all necessary action to authorize the execution, delivery and performance of this Agreement, (b) this Agreement has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity) and (c) no consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution or delivery by such Person of this Agreement.

3.2    Representations and Warranties of Borrower. The Borrower represents and warrants to the Lenders that (a) the representations and warranties of the Borrower set forth in Article V of the Credit Agreement are true and correct in all material respects as of the date hereof, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct in all material respects on and as of such earlier date and (b) no event has occurred and is continuing which constitutes a Default or an Unmatured Default.

3.3    No Conflicts. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated herein, nor performance of and compliance with the terms and provisions hereof by the Borrower will (a) violate, contravene or conflict with any provision of its respective articles or certificate of incorporation, bylaws or other organizational or governing document or (b) violate, contravene or conflict with any law, rule, regulation, order, writ, judgment, injunction, decree, material contract or permit applicable to the Borrower.

SECTION 4    Effective Date. This Agreement shall become effective as of the date hereof upon satisfaction of the following conditions precedent:

(a)    Receipt by the Agent of counterparts of this Agreement executed by the Borrower, the Required Lenders, each Lender extending its Scheduled Termination Date and the Agent.

(b)    Receipt by the Agent of:

(i)    Copies, certified by the Secretary or Assistant Secretary of the Borrower, of its bylaws and of its Board of Directors’ resolutions authorizing the execution of this Agreement by the Borrower.

(ii)    Evidence, in form and substance satisfactory to the Agent, that the Borrower has obtained all governmental approvals, if any, necessary for it to enter into this Agreement, including, without limitation, the approval of the Public Utility Commission of Oregon.

(c)     The Agent shall have received, for the account of each Lender extending its Scheduled Termination Date to November 14, 2021, a fee equal to 0.05% of the aggregate principal amount of such Lender’s Commitment.

(d)    The Agent shall have received all fees and other amounts due and payable by the Borrower on or prior to the effective date of this Agreement, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.

SECTION 5    Miscellaneous.

5.1    Continuing Effectiveness. As hereby amended, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the effectiveness hereof, all references in the Credit Agreement or other Loan Documents to the “Agreement”, the “Credit Agreement” or similar terms shall refer to the Credit Agreement as amended hereby. This Agreement is a Loan Document.

5.2    Counterparts. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Agreement. A counterpart hereof, or a signature page hereto, delivered to the Agent by facsimile or electronic mail (in a .pdf or similar file) shall be effective as delivery of a manually-signed counterpart hereof.

5.3    Expenses. The Borrower agrees to pay all reasonable costs and expenses of the Agent, including reasonable fees and charges of special counsel to the Agent, in connection with the preparation, execution and delivery of this Agreement.

5.4    Governing Law. This Agreement shall be construed in accordance with and governed by the internal laws (without regard to the conflict of laws provisions) of the State of New York.

5.5    Successors and Assigns. This Agreement shall be binding upon the Borrower, the Lenders and the Agent and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Lenders and the Agent and the respective successors and assigns of the Lenders and the Agent.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

PORTLAND GENERAL ELECTRIC COMPANY

By:    /s/ Christopher A. Liddle
Name:    Christopher A. Liddle
Title:    Assistant Treasurer

ADMINISTRATIVE AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:    /s/ Gregory R. Gredvig
Name:    Gregory R. Gredvig
Title:    Director

LENDERS:                WELLS FARGO BANK, NATIONAL ASSOCIATION, as a
Lender and L/C Issuer

By:    /s/ Gregory R. Gredvig
Name:    Gregory R. Gredvig
Title:    Director

JPMORGAN CHASE BANK, N.A., as a Lender and L/C Issuer

By:    /s/ Helen D. Davis
Name:    Helen D. Davis
Title:    Executive Director

U.S. BANK NATIONAL ASSOCIATION, as a Lender and L/C Issuer

By:    /s/ Holland H. Williams
Name: Holland H. Williams
Title:    Vice President

BANK OF AMERICA, N.A., as a Lender and L/C Issuer

By:    /s/ Daryl K. Hogge
Name:    Daryl K. Hogge
Title:    Senior Vice President

BARCLAYS BANK PLC, as a Lender and L/C Issuer

By:    /s/ Christopher Aitkin
Name:    Christopher Aitkin
Title:    Assistant Vice President

BANK OF THE WEST, as a Lender

By:    /s/ Nicholas Orr
Name:    Nicholas Orr
Title:    Director, CBG

COBANK, ACB, as a Lender

By: /s/ Josh Batchelder
Name:    Josh Batchelder
Title:    Vice President

THE NORTHERN TRUST COMPANY, as a Lender

By:    /s/ Fiyaz Khan
Name:    Fiyaz Khan
Title:    Vice President

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